Page 17 of 19 Pages





                                    EXHIBIT A

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of CCC Information Services Group Inc. dated as of February 22, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:  February 22, 2000          WINSTON PARTNERS, L.P.

                                  By:     Chatterjee Fund Management, L.P.,
                                          General Partner

                                          By:      Purnendu Chatterjee,
                                                   General Partner


                                                   By:      /S/ PETER HURWITZ
                                                            --------------------
                                                            Peter Hurwitz
                                                            Attorney-in-Fact


Date:  February 22, 2000          CHATTERJEE FUND MANAGEMENT, L.P.

                                  By:      Purnendu Chatterjee,
                                           General Partner


                                           By:      /S/ PETER HURWITZ
                                                    ----------------------------
                                                    Peter Hurwitz
                                                    Attorney-in-Fact


Date:  February 22, 2000          WINSTON PARTNERS II LDC


                                  By:      /S/ PETER HURWITZ
                                           -------------------------------------
                                           Peter Hurwitz
                                           Attorney-in-Fact

                                                             Page 18 of 19 Pages



Date:  February 22, 2000          WINSTON PARTNERS II LLC

                                  By:      Chatterjee Advisors LLC, its Manager


                                           By:      /S/ PETER HURWITZ
                                                    ----------------------------
                                                    Peter Hurwitz
                                                    Manager



Date:  February 22, 2000          CHATTERJEE ADVISORS LLC


                                  By:      /S/ PETER HURWITZ
                                           -------------------------------------
                                           Peter Hurwitz
                                           Manager


Date:  February 22, 2000          CHATTERJEE MANAGEMENT COMPANY


                                  By:      /S/ PETER HURWITZ
                                           -------------------------------------
                                           Peter Hurwitz
                                           Vice President


Date:  February 22, 2000          PURNENDU CHATTERJEE


                                  By:      /S/ PETER HURWITZ
                                           -------------------------------------
                                           Peter Hurwitz
                                           Attorney-in-Fact